SENTRY LIFE INSURANCE COMPANY
                           Sentry Variable Account II
                         Sentry Variable Life Account I
                    SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                            Sentry Variable Account I

                          Supplement dated May 1, 2005


This supplement updates information contained in the prospectuses for the variable annuity contracts and variable life insurance policies (collectively, the "Contract") issued by Sentry Life Insurance Company and Sentry Life Insurance Company of New York (collectively, the "Company"). Please attach it to your prospectus and retain it for future reference.

Market Timing and Excessive Trading

The Contract is not designed for individuals engaged in market timing strategies. The underlying mutual fund portfolios ("Portfolios") in which the Company's separate accounts invest are not designed for short-term investing. Market timing strategies may be disruptive to the management of the Portfolios in which the Sub-accounts invest and, therefore, may be detrimental to Contract Owners by increasing costs, reducing performance, and diluting the value of interests in a Portfolio.

The Company has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. Trading activity is monitored to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite efforts to prevent frequent trading and the market timing of funds among the Sub-accounts of the separate account, there can be no assurance that the Company will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, the Portfolios are available with variable products issued by other insurance companies and may be available with retirement plans. The effectiveness of the policies and procedures used by these other insurance companies and retirement plans to detect frequent trading and/or market timing is unknown. As a result of these factors, the Portfolios may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If it is determined that a Contract Owner has engaged in market timing or excessive trading activity, that Contract Owner will be restricted from making future purchase payments or transfers into the impacted Sub-account(s). If it is determined that a Contract Owner is engaging in a pattern of market timing or excessive trading activity involving multiple Sub-Accounts, all future requests for transfers will be required to be submitted through regular U.S. mail. Future transfer requests received via telephone, facsimile, or any other electronic means, or by overnight delivery, will not be accepted.

If the Company identifies market timing and/or excessive trading that it believes are detrimental to Contract Owners and are not addressed by the procedures above, one or more of the following restrictions will be applied to Contract Owners that have been identified as engaging in disruptive transfer activity and, at the Company's discretion, may be applied to all Contract
Owners:

o Termination of telephone or electronic, or overnight delivery, transfer privileges for all Contract Owners;

o    Requiring a certain length of time between transfers;

o    Limiting the number of transfers permitted;

o    Refusing any transfer request; and

o Not accepting transfer requests of someone acting on behalf of more than one Contract Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

Additionally, the investment managers of the Portfolios may also restrict your ability to transfer between investment options available with the Contract. You should read the Portfolio prospectuses for a complete description of their frequent trading and/or market timing policies.

The Company reserves the right to revise its procedures for detecting frequent trading and/or market timing at any time without prior notice if it is determined to be necessary in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If the Company's procedures are modified, the new procedures will uniformly apply to all Contract Owners.